Exhibit 10.8

PENSION AGREEMENT

This Pension Agreement has been drawn up between Autoliv AB, company registration number 556036-1981, hereinafter called the Company, and Lars Westerberg, civic number 480626-1691 (year/month/date/number). This Agreement replaces the pension agreement dated 11 November, 1998.

1. Age of retirement
The age of retirement determined for Lars Westerberg is 60. This implies retirement as of, and including, the month when Lars Westerberg attains the age of 60.

2. Occupational pension insurance
The Company undertakes to pay premiums for occupational pension insurance policies, in the following amounts:

-    35% of salary amount up to 20 times the Swedish base amount, and
- 25% of salary amount in the interval between 20 and 30 times the Swedish base amount.

However, the Company will not pay premium amounts in excess of such amount for which the Company may claim tax deduction in accordance with ss.23 of the Municipal Council Taxation Act, 20th paragraph (specifically, the Alternative Rule).

In accordance with the purchase arrangements for these policies, the Company shall be the owner of the policies and Lars Westerberg shall be the insured.

The Company undertakes to make due payment of the premiums on a monthly basis, up to and including the month immediately prior to the month when Lars Westerberg attains the age of 60. However, only as long as Lars Westerberg is in the employ of the Company, including the last month of employment.

The pension agreement in respect of the collective Swedish ITP plan (supplementary pension for salaried employees in industry and commerce) as determined between the Swedish Employers' Federation (SAF) and the Negotiation Cartel for Salaried Employees in the Private Business Sector
(PTK), as well as the Company's general supplementary plan that is registered through SPP Life Insurance Company Ltd and which pertains to pension benefits for salary amounts in excess of 30 times the Swedish base amount, shall not apply for Lars Westerberg.

3. Supplementary pension

3.1 The pension-bearing salary
The supplementary pension shall be calculated on the basis of the current fixed salary (12.2 times the monthly salary).

The Company shall have the right to limit any increase of the pension-bearing salary in respect to any salary increases that may occur when less than 60 months remain up to the age of retirement and when any such increase is greater than 10%. The Company shall notify Lars Westerberg in writing concerning any such limitation at the latest two months after the new salary is known.

3.2 Supplementary old age pension cover before age 65
Supplementary old age pension before age 65 shall be paid, from the age of retirement up to and including the month immediately prior to the month when Lars Westerberg attains the age of 65, in an amount equivalent to 60% of the salaried income.

Old age pension before age 65 is reduced when payments, as specified below, are made:

- disability pension paid through disability insurance purchased by the company,
- disability pension in accordance with the provisions of the National Insurance Act, and
- temporary disability pension, or early retirement, in accordance with the provisions of the National Insurance Act.
- Supplementary old age pension before age 65 provided by Granges AB, including any adjustments in line with the consumer price

The supplementary old age pension before age 65 will be payable by the Company in the form of direct pension benefits. The benefits have been secured in such manner that the Company has purchased an insurance policy through SPP Life Insurance Company, with Lars Westerberg as insured. The Company is the owner of such insurance policy. The policy so purchased has been pledged to the benefit of Lars Westerberg.

The Company undertakes to pay the monthly premiums up to, and including, the month immediately prior to the month when Lars Westerberg attains the age of 60, however, only as long as his employment with the Company is in force, including the final month of employment.

3.3 Supplementary old age pension cover after age 65
Supplementary old age pension will be paid after age 65, for life, as of, and including, the month when Lars Westerberg attains the age of 65, in the following amounts:

- 32.5% of salary amount in the interval between 20 and 30 times the Swedish base amount,
- 50% of salary amount in the interval between 30 and 100 times the Swedish base amount, and
-    32.5% of salary amount in excess of 100 times the Swedish base amount.

Old age pension benefits after age 65 are reduced by the amount of supplementary old age pension after age 65 simultaneously paid by Granges AB, including any adjustments in line with the consumer price index.

The supplementary old age pension after age 65 will be payable by the Company in the form of direct pension benefits. The benefits have been secured in such manner that the Company has purchased an insurance policy through SPP Life Insurance Company Ltd, with Lars Westerberg as insured. The Company is the owner of such insurance policy. The policy so purchased has been pledged to the benefit of Lars Westerberg.

The Company undertakes to pay the monthly premiums up to, and including, the month immediately prior to the month when Lars Westerberg attains the age of 60, however, only as long as his employment with the Company is in force, including the final month of employment.

3.4 Supplementary disability pension
Supplementary disability pension will be paid in the event of disablement, when the Company no longer pays sickness benefits. The level of disablement shall be at least 50%. If disablement is not 100%, but is only partial, then disability pension will be paid in proportion to the degree of disablement.

Full disability pension will be paid in the following amounts:
- 32.5% of salary in the interval between 20 and 30 times the Swedish base amount,
- 50% of salary in the interval between 30 and 100 times the Swedish base amount, and
-    32.5% of salary in excess of 100 times the Swedish base amount.

Disability pension benefits will be paid monthly.

After commencement of payment of disability pension benefits, the amount shall be adjusted in line with developments of the Swedish base amount.

The supplementary disability pension will be payable by the Company in the form of direct pension benefits. The benefits have been secured in such manner that the Company has purchased an insurance policy through Skandia Life Insurance Company Ltd, with Lars Westerberg as insured, the insurance amount of which corresponds to the pension benefits subject of the Company's undertakings. The Company is the owner of such insurance policy. The policy so purchased has been pledged to the benefit of Lars Westerberg.

The Company undertakes to pay the monthly premiums up to, and including, the month immediately prior to the month when Lars Westerberg attains the age of 60, however, only as long as his employment with the Company is in force, including the final month of employment.

3.5 Supplementary family pension
The right to supplementary family pension shall come into force as of, and including, the month after the death of Lars Westerberg.

The right to family pension shall be vested in Lars Westerberg's spouse and children under the age of 20.

A partner of the opposite sex who, without having been married to Lars Westerberg, has lived with Lars Westerberg on a permanent basis prior to his death, shall have same status as surviving spouse.

A precondition that a partner shall have the right to receive family pension, is that Lars Westerberg has duly informed the Company in writing of the name and civic number of such person.

However, the right to family pension in respect of surviving spouse/partner, shall not apply if the marriage/partnership has commenced:
-    after Lars Westerberg has attained the age of retirement, or
-    when Lars Westerberg's disablement is permanently reduced by at least
     50%, or
- when Lars Westerberg suffered from ill health which, within a period of 6 months after commencement of marriage/relationship, was the cause of Lars Westerberg's death.

Basic amounts for supplementary family pension are as follows:
- 16.25% of salary in the interval between 20 and 30 times the Swedish base amount,
- 25% of salary in the interval between 30 and 100 times the Swedish base amount, and
-    16.25% of salary in excess of 100 times the Swedish base amount.

Family pension benefits are payable in the percentage of the basic amount, as detailed below:

Beneficiary                                               Family pension in %
                                                          of the basic amount

Surviving spouse/partner without children                      100
Surviving spouse/partner and one child                         130
Surviving spouse/partner and two children                      150
Surviving spouse/partner and more than two children            150+
For each child over and above two children                      10

One child                                                       75
Two children                                                   110
Three children                                                 135
Four children                                                  150+
For each child over and above four children                     10

Family pension benefits will be reduced by the amount of supplementary family pension benefits that are simultaneously paid by Granges AB, including any upwards adjustments in line with the consumer price index.

The rights of a surviving spouse/partner to family pension benefits will cease in the event such person enters into a new marriage. In such a case, family pension benefits will cease as of, and including, the month after the month when new marriage occurred.

The supplementary family pension will be payable by the Company in the form of direct pension benefits. The benefits have been secured in such manner that the Company has purchased an insurance policy through SPP Life Insurance Company Ltd, with Lars Westerberg as insured. The Company is the owner of such insurance policy. The policy so purchased has been pledged to the benefit of Lars Westerberg.

The Company undertakes to pay the monthly premiums up to, and including, the month immediately prior to the month when Lars Westerberg attains the age of 60, however, only as long as his employment with the Company is in force, including the final month of employment.

3.6 Termination of employment prior to attainment of age of retirement When Lars Westerberg terminates his services at the Company, he shall have the right to conversion into paid-up policy in respect of old age pension and family pension. Pension rights are earned on a linear basis commencing as of, and including, the date when Lars Westerberg commenced his services at the Company.

3.7 Early or deferred withdrawal
Lars Westerberg does not have the right to early withdrawal of old age pension benefits without prior consent from the Company.

Lars Westerberg has the right to defer withdrawal of old age pension benefits, however, at the longest up to, and including, the month immediately prior to the month when he attains the age of 70.

Adjustment/recalculation of old age pension benefits shall be performed in accordance with the technical bases applied by SPP Life Insurance Company Ltd.

3.8 Indexation of pension
Payments in respect of supplementary old age and family pension benefits shall be adjusted upwards as per 1 January each year in line with change in the consumer price index, calculated from September two years before the payment year and through to September of the year prior to the payment year.

In the event that Lars Westerberg qualifies for conversion to paid-up policy in accordance with the provisions of Item 3.6 above, the paid-up value shall be adjusted upwards in the same manner as detailed in the foregoing paragraph.

3.9 Termination of pension
Over and above specifications detailed in this Agreement, the supplementary pension shall cease to be in force at the end of the month during which the person covered by this Pension Agreement dies.

3.10 Other conditions
Any terms and conditions in respect of supplementary pension that are not specifically regulated by the provisions of this Agreement, shall otherwise be regulated in accordance with the provisions of the national ITP plan.

The insurance terms applied by Skandia Life Insurance Company Ltd and SPP Life Insurance Company Ltd, respectively, shall be applied in their pertinent parts.

4. Pension benefits over and above the supplementary pension benefits Because Lars Westerberg's age of retirement has been set at 60, the Company will not pay any premiums for an occupational pension when Lars Westerberg has attained this age. For purposes of compensating Lars Westerberg in this matter, the Company will undertake to make arrangements for other pension after the age of 65.

4.1 Undertaking in respect of pension
The Company undertakes to pay old age pension benefits to Lars Westerberg in accordance with the provisions of Item 4.3 above, and family pension benefits in accordance with the provisions of Item 4.4 above.

4.2 Purchase of insurance policies
Pension benefits over and above supplementary pension benefits will be payable by the Company in the form of direct pension benefits. The benefits have been secured in such manner that the Company has purchased an insurance policy through Skandia Life Insurance Company Ltd and SkandiaLink Life Insurance Company Ltd (hereinafter together called Skandia) with Lars Westerberg as insured, in accordance with the following terms:

o    Owner of the insurance: the Company
o    Co-insureds: Lars Westerberg's spouse/partner and children
o    Terms governing payment:
     - Life annuity is paid to the Company as of, and including, the month when Lars Westerberg attains the age of 65, and for as long as Lars Westerberg lives.
     - If Lars Westerberg dies before the date just mentioned, the pension capital will be paid monthly to the Company for a period of 20 years, however, only as long as any one of the co-insureds lives.
     - If Lars Westerberg dies after the date just mentioned, but before a full period of 20 years of payments has passed, the outstanding pension capital will be paid monthly to Company during the remainder of the payment period, however, only as long as any one of the co-insureds lives.
o    Terms of payment of premium amounts:
     The premium amounts shall be adjusted in line with developments of the Swedish base amount, and currently amount to SEK 8,162 per month.

     The Company undertakes to make monthly payments of the premium amount up to, and including, the month immediately prior to the month when Lars Westerberg attains the age of 60, however, only so long as Lars Westerberg is in the employ of the Company, including the last month of employment.

4.3  Old age pension
Old age pension benefits will be paid as of, and including, the month when Lars Westerberg attains the age of 65. The pension will be paid on a monthly basis. The monthly pension amount shall, on each at each payment, be equally large as the amount that the Company receives through the insurance policy.

Agreement may be reached between the Company and Lars Westerberg as regards another point in time for commencement of payments, as well as regards another period of period. In such a case, the pension benefits will be based on the insurance amount subsequent to the change.

4.4 Family pension
If Lars Westerberg dies before old age pension benefits are paid in accordance with the provisions of Item 4.3 above, then family pension benefits will be paid for a period of 20 years (or during other period as agreed by the parties in accordance with the provisions of Item 4.3 above).

If Lars Westerberg dies after commencement of payment of old age pension benefits, but before expiry of the full payment period, then family pension benefits will be paid during the outstanding payment period.

Family pension benefits will be paid to Lars Westerberg's spouse/partner. If there is no spouse/partner, or spouse/partner abstains partially or wholly from her rights, then payments will be made to Lars Westerberg's children who have right of inheritance (but not the offspring of children).

Family pension benefits are paid on a monthly basis. The monthly pension amount shall, on each at each payment, be equally large as the amount that the Company receives through the insurance policy.

4.5 Pledge in respect of the annuity insurance
The Company pledges the insurance to Lars Westerberg as security in fulfilment of the Company's undertakings provided under this Item.

At the death of Lars Westerberg, the pledge will be transferred immediately to such person or persons who is/are entitled to receive family pension benefits. If there is/are no person or persons who holds/hold entitlement to the family pension benefits, then the rights will cease to be in force.

5. Notification in respect of pledge
The Company shall have a duty to notify Skandia Life Insurance Company Ltd, SkandiaLink Life Insurance Company Ltd and SPP Life Insurance Company Ltd concerning the pledge in respect of the annuity insurance policies and endowment insurance policies.

6. Employer's contribution tax
The Company shall be liable to pay employer's contribution tax, or similar taxes or fees which may be levied on the pension payments.

7. Changes in the legislation or the national ITP plan
In the event that changes in legislation or the national ITP plan entail considerably changed preconditions for pension benefits under this Agreement, then the Company shall have the right to adjust the terms of the Agreement in line with changed preconditions.

8. Disputes
Disputes concerning this Agreement that cannot be resolved through negotiations between the parties, shall be resolved - in Stockholm - in accordance with the Arbitration Act in force in Sweden.

The Company shall bear all costs for such arbitration proceedings, irrespective of the outcome, provided that the Board of Arbitration does not rule that Lars Westerberg has called proceedings without due cause thereto by the Company, or otherwise deliberately and intentionally, or through negligence has given cause for unnecessary legal proceedings

               ---------------------------------------------

This Agreement has been drawn up in two identical copies, of which each party has received his copy.

Signed: Stockholm, 26 November, 1999


Autoliv AB                                           Lars Westerberg



                       Acknowledgement of Translation

The undersigned officer of Autoliv, Inc. hereby certifies that the foregoing translation of the Pension Agreement is a fair and accurate translation from Swedish of the original agreement within the meaning of Rule 306 under Regulation S-T under the Securities Act of 1933.


                                 /s/ Jorgen I. Svensson
                                 -----------------------------
                                 Jorgen I. Svensson
                                 Vice President Legal, General Counsel
                                 and Secretary